UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2005

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-0499007
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

N/A

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 26, 2005, Catalina Marketing Corporation hosted the second day of a two-day investor conference in Tampa, Florida. The attached Exhibits 99.1 through 99.7 contain the materials presented at the second day of this investor conference.

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits	99.1 – Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Safe Harbor

99.2 – Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Finance

99.3 - Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Catalina Marketing Services

99.4 - Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – New Business Development - Consumer Packaged Goods

99.5 - Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – New Business Development – Specialty Retail

99.6 - Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Catalina Marketing International

99.7 - Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Catalina Health Resource

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

May 26, 2005	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Robert D. Woltil
Robert D. Woltil
Interim Chief Financial Officer
(Authorized officer of Registrant and principal
financial and accounting officer)

Exhibit Index

Exhibit Number	Description
99.1	Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Safe Harbor

99.2	Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Finance

99.3	Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Catalina Marketing Services

99.4	Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – New Business Development – Consumer Packaged Goods

99.5	Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – New Business Development – Specialty Retail

99.6	Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Catalina Marketing International

99.7	Materials presented at May 26, 2005 Catalina Marketing Corporation investor conference – Catalina Health Resource